UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2019

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180

Orlando, Florida 32835

(Address of principal executive offices, including zip code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 25, 2019, Hilton Grand Vacations Trust I LLC (the “Trust”) and Hilton Resorts Corporation (“HRC”), each a subsidiary of Hilton Grand Vacations Inc. (the “Company”), entered into Omnibus Amendment No. 11 to Receivables Loan Agreement and Amendment No. 5 to Sale and Contribution Agreement (the “Amendment”), which, among other things, amends the Receivables Loan Agreement, dated as of May 9, 2013, by and among the Trust, as borrower, HRC, as seller, Wells Fargo Bank, National Association, as paying agent and securities intermediary, certain financial institutions as conduit lenders, certain financial institutions as committed lenders, certain financial institutions as managing agents, and Bank of America, N.A., as administrative agent and structuring agent (the “Warehouse Credit Facility”). Below is a description of the material terms of the Amendment:

•	Renews and extends the commitment period of the Warehouse Credit Facility from March 9, 2020 to April 23, 2021;

•	Maintains the capacity at $450.0 million;

•	Replaces Deutsche Bank Securities, Inc., the current administrative and structuring agent, with Bank of America, N.A.;

•	Reduces used, unused and upfront fees; and

•	Provides additional flexibility with respect to:

•	international expansion;

•	complying with hedging requirements; and

•	concentration of loans by foreign borrowers and top 5 states in the United States.

Affiliates of various lenders and/or agents under the Warehouse Credit Facility, including Bank of America, Barclays Bank, Deutsche Bank, SunTrust Bank, and Wells Fargo, are also lenders and/or agents under the Company’s $1.0 billion secured credit facility. Any or all of such lenders and/or agents have performed, and may in the future perform, various other commercial banking, investment banking and other financial advisory services for the Company for which they have received, and may receive, customary fees and expenses.

This summary is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

Exhibit 10.1	Omnibus Amendment No. 11 to Receivables Loan Agreement and Amendment No. 5 to Sale and Contribution Agreement, effective as of April 25, 2019, by and among Hilton Grand Vacations Trust I LLC, as borrower, the financial institutions signatory thereto as managing agents, the financial institutions signatory thereto as conduit lenders, the financial institutions signatory thereto as committed lenders, and Bank of America, N.A., as administrative agent and structuring agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, Chief Legal Officer, Chief Development Officer and Secretary

Date: April 25, 2019